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     No.                                                   CYNET, INC.                                                  Shares


     COMMON STOCK                     INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS                    CUSIP 23257K 20 6
                                       THIS CERTIFICATE IN TRANSFERABLE IN CHICAGO, IL.          SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT      SPECIMEN



     IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE NO PAR VALUE CLASS B NON-VOTING COMMON STOCK OF CYNET, INC., a
     corporation organized in the State of Texas, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the
     Corporation, as amended, and the Bylaws of the Corporation, as amended, copies of which are on file at the principal office of the Corporation, to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

     Dated:

COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER & TRUST, INC.


___________________________________________________    TRANSFER AGENT
     AUTHORIZED SIGNATURE                              AND REGISTRAR



     [SEAL]                        _______________________________________________       ___________________________________________
                                         Secretary                                             President

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                                   CYNET, INC.

STATEMENT REGARDING AUTHORIZED SHARES OF MORE THAN ONE CLASS AND NOTICE OF DENIAL OF PREEMPTIVE RIGHTS.

     Full statements of the designation, preferences, limitations and relative rights of the shares of each class of authorized stock of the Corporation, the variations in the relative rights and preferences of the shares of any series of Preferred Stock so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of each series thereof, and of the denial of the preemptive rights of shareholders to acquire unissued or treasury shares of the Corporation, are set forth in the Articles of Incorporation of the Corporation, as amended, which are on file in the Office of the Secretary of the State of Texas, copies of which may be obtained, without charge on written request to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulation: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common.

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UNIF GIFT MIN ACT - ________________________________________ Custodian ___________________________________________
                                   (Cust)                                                     (Minor)
                                                  Under Uniform Gifts to Minors Act_______________________________
                                                                                              (State)
UNIF TRF MIN ACT - ____________________________________ Custodian (until age __) _________________________________
                                   (Cust)                                                     (Minor)
                                                  Under Uniform Transfer to Minor Act ____________________________
                                                                                              (State)

                         Additional abbreviations may also be used though not in above list.

For value received, _______________________________ hereby sell, assign and transfer unto
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                    PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                            IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

___________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

     NOTICE:

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THE SIGNATURE(S) TO THIS ASSIGNMENT MUST     X_________________________________________
CORRESPOND WITH THE NAME(S) AS WRITTEN ON                   (SIGNATURE)
THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.          X_________________________________________
                                                            (SIGNATURE)

                                             ------------------------------------------
                                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                             AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                             STOCKBROKERS, SAVINGS AND LOAN
                                             ASSOCIATIONS AND CREDIT UNIONS WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE
                                             GUARANTEE MEDALLION PROGRAM.)
                                             ------------------------------------------

                                             SIGNATURE(S) GUARANTEED BY:
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